SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  ASA Limitied
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value of transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                           --------------------------

                    Notice of Annual Meeting of Shareholders

                           --------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the Meeting) of Shareholders of ASA LIMITED (the Company) will be held on Thursday, February 27, 2003, at 10:00 a.m., New York City time, at the offices of UBS PaineWebber, 1285 Avenue of the Americas, 14th Floor, New York, NY, USA, for the purpose of considering and acting upon the following business:

          1.   To elect the Company's Board of Directors.

          2. To ratify the selection of Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa as the Company's independent public accountants for the fiscal year ending November 30, 2003.

          3. Such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 20, 2003 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


                                         ROBERT J.A. IRWIN
                                           Chairman of the Board and Treasurer

January 24, 2003

     Each shareholder entitled to vote at the Meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the Meeting and to vote and speak on his or her behalf. It is important that your shares be represented at the Meeting in person or by proxy; whether or not you expect to attend the Meeting, please date, sign and indicate voting instructions on the accompanying proxy and mail it promptly in the enclosed addressed envelope. Any shareholder who submits a completed proxy form is entitled to attend the Meeting and to vote in person, should that shareholder decide to do so.

                                Proxy Statement

                               -------------------

                     Solicitation and Revocation of Proxies

     The enclosed proxy is solicited by the Board of Directors of ASA Limited (the Company) for use at the Annual Meeting of the Company's shareholders (the Meeting) to be held on February 27, 2003. The proxy may be revoked by the shareholder at any given time prior to its use at the Meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the Meeting.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, N.Y. to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee, plus reimbursement of its out-of-pocket expenses and disbursements, estimated in the aggregate at approximately $35,000. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be January 29, 2003.

                              Voting at the Meeting

     Only shareholders of record at the close of business on February 20, 2003 will be entitled to vote except that a person who at least 48 hours before the Meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932. There are 9,600,000 shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the Meeting in favor of each proposal except as contrary instructions are indicated, in which event such instructions will be followed.

     The Company does not know of any beneficial owner of more than five percent of the Company's outstanding shares.

     The Annual Report of the Company for the fiscal year ended November 30, 2002, including financial statements, accompanies this proxy statement and will also be mailed to each person who becomes a registered shareholder of the Company on or before February 20, 2003.

                                     Quorum

     The Company's organizational documents provide that the presence at a shareholder meeting, in person or by proxy of holders of a majority of the shares of the Company then issued and outstanding and entitled to vote constitutes a quorum at all general meetings. In addition, the South African Companies Act No. 61 of 1973 (the Companies Act) requires that three shareholders entitled to vote at the meeting be present personally to constitute a quorum. Thus, the Meeting cannot take place on its scheduled date if less than a majority of the outstanding shares entitled to vote are represented or if three such shareholders are not present personally. If, within half an hour from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned to the same day the next week at the same time and place, or to such other day, time and place as the directors may by notice to the shareholders appoint. If a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, but will not be counted as "votes cast," and, thus will have no effect on the result of the vote.

                        Proposal 1: Election of Directors

     Unless contrary instructions are given, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below to serve as directors of the Company until the next Annual Meeting of Shareholders. Each nominee was elected to serve as a director of the Company at the Annual Meeting of Shareholders held on February 1, 2002. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event which the management of the Company does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead. The following is a list of each nominee, their age, address, principal occupations and present positions, including any affiliations with the Company, the length of service to the Company and any other directorships held.

                            Position, Term of Office(2)     Principal Occupation
Name, Address(1) and Age     and Length of Time Served     During Past Five Years         Other Directorships
------------------------     -------------------------     ----------------------         -------------------
Interested Directors*:

Robert J.A. Irwin, 75         Chairman of the Board        Chairman of the Board           Former director,
                              since 1993; Treasurer        since 1993; Treasurer            President and
                               since February 1999;         since February 1999;           Chief Executive
                                  Director since               Director since             Officer of Niagara
                                   February 1987                February 1987             Share Corporation.

Chester A. Crocker, 61       Director since February        James R. Schlesinger         Director of: Ashanti
                               1996; United States         Professor of Strategic      Goldfields, Ltd.; First
                                 Secretary since         Studies, School of Foreign      Africa Holdings Ltd.
                                   February 1999            Service, Georgetown           and Modern Africa
                                                           University; President         Growth & Income Fund
                                                              of Crocker Group          (private equity fund);
                                                               (consultants).          Chairman and Director of
                                                                                       United States Institute
                                                                                               of Peace.

Ronald L. McCarthy, 69        Director and Managing        Director and Managing                 None
                                  Director since          Director of the Company
                                  February 1988;            since February 1988;
                              South African Secretary      South African Secretary
                                since November 2001          since November 2001

Independent Directors:

Henry R. Breck, 65              Director since 1996       Chairman and director of        Director of Butler
                                                            Ark Asset Management             Capital Corp.
                                                           Co., Inc. (registered
                                                             investment adviser)

Harry M. Conger, 72             Director since 1984           Chairman and CEO         Director of Apex Silver
                                                           Emeritus of Homestake         Mines (silver mining
                                                               Mining Company            company), Trustee of
                                                                                       the California Institute
                                                                                            of Technology.

Joseph C. Farrell, 67           Director since 1999         Chairman, President              Director of
                                                               and CEO of The           Universal Corporation.
                                                              Pittston Company.


                            Position, Term of Office(2)     Principal Occupation
Name, Address(1) and Age     and Length of Time Served     During Past Five Years         Other Directorships
------------------------     -------------------------     ----------------------         -------------------
James G. Inglis, 58             Director since 1998         Chairman of Melville                 None
                                                             Douglas Investment
                                                            Management (Pty) Ltd.

Malcolm W. MacNaught, 65        Director since 1998      Former Vice President and       Director of Meridian
                                                            Portfolio Manager at           Gold Corporation.
                                                            Fidelity Investments.

Robert A. Pilkington, 57        Director since 1979        Investment banker and          Director of Avocet
                                                          Managing Director of UBS            Mining PLC.
                                                               Warburg LLC or
                                                           predecessor companies
                                                                 since 1985.

A. Michael Rosholt, 82          Director since 1982       Chairman of the National        Former Chairman of
                                                            Business Initiative           Barlow Rand Limited
                                                             (South Africa), a        (financial, industrial and
                                                          non-profit organization.       mining corporation).

-----------
(1) The address for each director is c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932.
(2) Each director serves as a director of the Company until the next annual meeting of shareholders.
 * An "interested person" of the Company, as such term is defined in the Investment Company Act of 1940, by reason of being an officer of the Company.

     The total number of shares of the Company owned by officers and directors of the Company on November 30, 2002 was 11,000, which constituted less than 1% of the Company's outstanding shares.

         Name                                         Aggregate Dollar Range of Securities Owned in Company
         ----                                         -----------------------------------------------------
         Interested Directors:

         Robert J.A. Irwin                                                Over $100,000
         Ronald L. McCarthy*                                                  None
         Chester A. Crocker                                             $10,001 - 50,000

         Independent Directors:

         Henry R. Breck                                                 $10,001 - 50,000
         Harry M. Conger                                                $10,001 - 50,000
         Joseph C. Farrell                                              $10,001 - 50,000
         James G. Inglis*                                                     None
         Malcolm W. MacNaught                                           $50,001 - 100,000
         Robert A. Pilkington                                             Over $100,000
         A. Michael Rosholt*                                                  None

------------
* As residents of South Africa, Messers. McCarthy, Inglis and Rosholt are prohibited by the Company's Articles of Association from owning any shares of the Company.

     Required Vote: The election of Directors requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 1.

     The Board has an Audit Committee, a Compensation Committee and an Ethics Committee, but does not have a Nominating Committee. The Audit Committee acts pursuant to a written charter and is responsible for overseeing the Company's accounting and financial reporting policies, practices and internal controls. The Audit Committee currently consists of Messrs. MacNaught (Chairman), Pilkington and Rosholt. Messrs. MacNaught, Pilkington and Rosholt are all independent as defined in Section 303.01 of the NYSE's listing standards. The Audit Committee's duties are, (a) to review the financial and accounting policies of the Company, including internal accounting control procedures, and to review reports prepared by the Company's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee met between the Company's fiscal year end and the record date to review the audited financial statements of the Company. Attached as Exhibit A is a copy of the Audit Committee's Report with respect to the audited financial statements. All members of the Audit Committee attended that meeting.

     The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis and Pilkington. The function of the Compensation Committee is to make recommendations regarding the salaries of officers of the Company. The current members of the Ethics Committee are Messrs. Farrell (Chairman), Breck and Crocker. The function of the Ethics Committee is to ensure compliance by the directors and access persons with the Company's Code of Ethics and Rule 17j-l under the Investment Company Act of 1940.

     During the fiscal year ended November 30, 2002 there were four meetings of the Board of Directors, three meetings of the Audit Committee, one meeting of the Compensation Committee and four meetings of the Ethics Committee. All of the directors attended more than 75% of the meetings.

                               Executive Officers

     The current executive officers of the Company are Mr. Irwin, who has been Chairman of the Board since February 1993 and Treasurer since February 1999, Mr. McCarthy, who has been Managing Director since November 1988 and South African Secretary since November 2001 and Mr. Crocker who has been United States Secretary since February 1999. Executive Officers are elected at the first Board of Directors' meeting after each annual meeting of shareholders to serve for the ensuing year.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

     The Company does not know of any person, who was a director, officer or beneficial owner of more than 10% of the Company's shares who failed to file on a timely basis, during the fiscal year ended November 30, 2002, reports required by Section 16(a) of the Securities Exchange Act of 1934.

                              ASA Educational Trust

     The ASA Educational Trust (the Trust) was formed by a Deed of Trust between the Company and the Trust in February 1988. The purpose of the Trust is to assist in the education and training of students in South Africa through the granting of scholarships, bursaries and/or stipends for use at institutions for secondary and tertiary education.

     During the fiscal year ended November 30, 2002, the Company contributed $80,775 to the Trust.

                          Director/Officer Compensation

     Each non-South African director receives an annual fee of $15,000 for his services as a director and a fee of $1,000 for each Board meeting that he attends. Each South African director receives the rand equivalent of $15,000 as an annual fee for his services as a director and the rand equivalent of $2,000 for each Board meeting that he attends. In addition, directors receive a meeting fee of $1,000 for each committee meeting attended during the year. The Company pays to any retired director who served as a director for at least twelve years an annual retainer equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retainer for life; directors retiring prior to attaining such age are entitled to such retainer for the lesser of life or the number of years they served as a director.

     A summary of the compensation and benefits for the directors, and for each of the officers having aggregate compensation from the Company for the fiscal year ended November 30, 2002 in excess of $60,000, is shown below:

                                                          Pension or
                                                          Retirement
                                                           Benefits            Estimated              Total
                                     Aggregate            Accrued As            Annual            Compensation
                                   Compensation             Part of            Benefits           From Company
Name of Person                         from                 Company              Upon               Paid for
& Position                            Company             Expenses(1)        Retirement(2)          Directors
--------------                     -------------         ------------        -------------        -------------
Interested Directors:

Robert J.A. Irwin,                   $220,250               $31,250             $42,500              $19,000
  Chairman, Chief Executive
  Officer, Treasurer and Director
Ronald L. McCarthy,                  $ 73,000                 --                $11,250              $23,000
  Managing Director,
  South African Secretary
  and Director
Chester A. Crocker,                  $ 23,000                 --                $11,250              $23,000
  United States Secretary
  and Director

Independent Directors:

Henry R. Breck,                      $ 23,000                 --                $11,250              $23,000
  Director
Harry M. Conger,                     $ 20,000                 --                $11,250              $20,000
  Director
Joseph C. Farrell,                   $ 23,000                 --                $11,250              $23,000
  Director
James G. Inglis,                     $ 22,000                                   $11,250              $22,000
  Director
Malcolm W. MacNaught,                $ 20,000                 --                $11,250              $20,000
  Director
Robert A. Pilkington,                $ 23,000                 --                $11,250              $23,000
  Director
A. Michael Rosholt,                  $ 24,000                                   $11,250              $24,000
  Director

-----------
(1) The amount shown is the amount payable under an annuity policy for the benefit of Mr. Irwin purchased by the Company in fiscal 1993 at an annual cost to the Company of $25,000 per year for five years. Effective May 1, 2001 the annual cost to the Company increased to $31,250 per year.

(2) All directors qualify to receive retirement benefits if they have served the Company for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are or would be payable to such person assuming such director had served twelve years as of November 30, 2002. The amounts shown for Mr. Irwin include the retirement benefits payable to him as a director and the amounts paid or payable to him under annuity contracts purchased for his benefit by the Company (see (1) above).

   Proposal 2: Ratification of the Selection of Independent Public Accountants

     The Company's Board of Directors has selected Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa as the Company's independent public accountants to audit the accounts of the Company for the fiscal year ending November 30, 2003. The Board has directed the submission of their selection to shareholders for ratification. Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa have no direct or indirect interest in the Company, except in their capacity as the Company's independent public accountants.

     On July 25, 2002, Arthur Andersen LLP was dismissed as independent public accountant for the Company. Ernst & Young LLP was selected as the Company's independent public accountant on July 25, 2002. The Company's selection of Ernst & Young LLP as its independent public accountant was recommended by the Company's Audit Committee and was approved by the Company's Board of Directors.

     The reports on the financial statements audited by Arthur Andersen for the years ended November 30, 2001 and November 30, 2000 for the Company did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

     During the fiscal year ended November 30, 2002, fees billed or expected to be billed by Ernst & Young LLP or Ernst & Young, Johannesburg, South Africa for the audit of the Company's financial statements for such year total $77,000. No fees were billed or are expected to be billed for financial information systems design and implementation or for any other fees.

     The Company's Audit Committee reviewed the services provided by Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa and the fees billed for such services, if any, and determined that Ernst & Young LLP and Ernst & Young, Johannesburg, South Africa are each independent of the Company.

     A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. A representative of Ernst & Young, Johannesburg, South Africa will not be present at the meeting but will be available in the event any matter requires his or her attention.

Required Vote: The ratification of the selection of the Company's independent public accountants requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 2.

                              Shareholder Proposals

     In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 2004 Annual Meeting the proposal must be received no later than September 26, 2003.

     In the case of a shareholder who wishes to present a proposal for consideration at the 2004 Annual Meeting without inclusion of such proposal in the Company's Proxy Statement and Proxy, unless notice of such proposal is received by the Company no later than December 10, 2003, management proxies would be allowed to use their discretionary authority to vote on such proposal.

                                  Other Matters

     The management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                                       ASA LIMITED


                                       ROBERT J.A. IRWIN
                                           Chairman of the Board and Treasurer

January 24, 2003

                                                                       Exhibit A

                             Audit Committee Report

                                   ASA Limited

     The Audit Committee of the Board of Directors of ASA Limited (the Company) has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2002. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

     Based on this review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2002 for filing with the Securities and Exchange Commission.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.


Malcolm W. MacNaught (Chairman)

Robert A. Pilkington

A. Michael Rosholt

                                   P R O X Y


                                   ASA LIMITED

        This Proxy is Solicited on Behalf of the Board of Directors

The signer on the reverse side of this proxy, a shareholder of ASA Limited, hereby appoints Henry R. Breck and Lawrence G. Nardolillo, and each of them, proxies with power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held on February 27, 2003, and all adjournments thereof, all shares of the Company standing in his name.

The shareholder may here write the name of a proxy of his own choice to vote his shares__________________________________________________________________________

________________________________________________________________________________

The shareholder may here write the name of an alternate proxy___________________

________________________________________________________________________________


A majority of said proxies, or their substitutes, who shall be present and acting at said meeting (or in case but one shall be present and acting, then that one) shall have and may exercise all the powers of said proxies hereunder.

Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his behalf.

Whether or not you expect to attend the meeting you are requested to date and sign this proxy and mail it promptly in the enclosed envelope.

                                                                    -----------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                    -----------

                            ^ FOLD AND DETACH HERE ^


                                                  Annual
                                                  Meeting of
                                                  Shareholders
ASA LIMITED
                                                  February 27, 2003, 10:00 A.M.

                                                  UBS PaineWebber
                                                  1285 Avenue of the Americas
                                                  14th Floor
                                                  New York, NY 10020

[X] Please mark your                                              |
    votes as in this                                              |     0224
    example.                                                      |_____

This proxy when properly executed will be voted in the manner directed. In case no instructions are given as to any items set forth in this proxy, this proxy shall be deemed to grant authority to vote in favor of such items, and in the discretion of the proxies named herein, upon other matters that may properly come before the meeting.

       -----------------------------------------------------------------
       The Board of Directors recommends voting "FOR" Proposals 1 and 2.
       -----------------------------------------------------------------

Nominees for Director
 R.J.A. Irwin, H.R. Breck,
 H.M. Conger, C.A. Crocker,
 J.C. Farrell, J.G. Inglis,
 R.L. McCarthy, M.W. MacNaught,
 R.A. Pilkington, A.M. Rosholt

INSTRUCTIONS
     To vote against any individual cross his name with an X; to abstain strike a line through his name.

                                                    FOR     AGAINST   ABSTAIN
1. Election of Directors                            [ ]       [ ]       [ ]

2. Appointment of Independent Accountants           [ ]       [ ]       [ ]

                                                    FOR     AGAINST   ABSTAIN
   a. Ernst & Young LLP                             [ ]       [ ]       [ ]

   b. Ernst & Young, Johannesburg, South Africa     [ ]       [ ]       [ ]


SIGNATURE(S)_________________________________  DATE__________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.

                            ^ FOLD AND DETACH HERE ^



                   IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED